UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                            FORM 8-K


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 12, 2003



              ADDvantage Technologies Group, Inc.
     (Exact name of Registrant as specified in its charter)




    Oklahoma                1-10799               73-1351610
    --------                -------               ----------
(State or other           (Commission               (I.R.S.
jurisdiction of               File                 Employer
 incorporation)             Number)             Identification
                                                     No.)


                        1605 E. Iola
                   Broken Arrow, Oklahoma
                   ----------------------
          (Address of principal executive offices)

                            74012
                            -----
                         (Zip code)

                       (918) 251-9121
                       --------------
    (Registrant's telephone number, including area code)

Item 7.  Financial Statements And Exhibits

(c)      Exhibits

99.1     Press Release Announcing Expanding Role with Scientific
Atlanta

Item 9.  Regulation FD Disclosure

On March 10, 2003, ADDvantage Technologies Group, Inc. issued a press release announcing the expanding role that its subsidiary, TULSAT, will have under its existing exclusive agreement with Scientific-Atlanta. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         ADDvantage Technologies Group, Inc.


Dated:  March 12, 2003                 By: /s/ Kenneth A. Chymiak
                                           --------------------------------
                                           Kenneth A. Chymiak, President

                     FD DISCLOSURE SCHEDULE

               ADDvantage Technologies Group, Inc.
              Expands Role with Scientific-Atlanta

    Broken Arrow, Oklahoma, March 10, 2003-ADDvantage Technologies Group, (OTCBB:ADDM) announced today that its subsidiary, Tulsat, is expanding its legacy products distribution program, by adding more product coverage under its existing exclusive agreement with Scientific-Atlanta.
     Tulsat's legacy products program, initiated last year, with Scientific-Atlanta is unique in the industry. The program permits the manufacturer to maintain production efficiencies as volumes drop on maturing products, by producing a significant volume for Tulsat on a periodic basis. Customers benefit by having a convenient way to continue purchasing legacy products from a ready supply of inventory, rather than waiting on long lead times that often occur at the factory.
     Initial products included in the program were Scientific-Atlanta's
Prisma I Optics platform and its high-performance fixed-channel analog headend products. Such products include the industry classic 6350 modulator and its companion signal processor, as well as stereo encoding and demodulator products. Products now being added to the program include Scientific-Atlanta's flagship analog satellite receivers, agile modulators, stereo encoders and mid-market fixed-channel modulators.
     "We are pleased that Scientific-Atlanta has decided to expand the legacy products program with us", commented Dave Chymiak, Chairman of the Board of Addvantage Technologies Group. "This additional line coverage completes the transition of the legacy analog headend line which began last year, and further complements our expanding role as a master distributor and service center for Scientific-Atlanta."

ADDVANTAGE TECHNOLOGIES GROUP, INC. and its subsidiaries, TULSAT, LEE CATV Corporation, NCS Industries, Comtech Services, TULSAT -Texas, and TULSAT-Atlanta comprise an organization involved in the re-manufacture, repair and sale of previously owned cable television ("CATV") equipment and the distribution of new and surplus equipment to CATV operators for manufacturers such as Scientific-Atlanta and Motorola. For more information, please visit the corporate web site at www.addvantagetech.com or contact the company directly at 918-251-9121.

The information in this announcement may include forward-looking statements. All statements, other statements of historical facts, which address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements.

These statements are subject to risks and uncertainties, which could cause actual results and developments to differ materially from these statements. A complete discussion of these risks and uncertainties is contained in the Company's reports and documents filed from time to time with the Securities and Exchange Commission.

  For further information:
Company Contact:
Ken Chymiak        (9l8) 25l-2887
David Chymiak     (9l8) 25l-2887
Adam Havig          (9l8) 25l-9l2l